UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 28, 2025

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on April 23, 2025, at the annual meeting of stockholders of Calavo Growers, Inc., the stockholders of Calavo Growers, Inc. approved the Amended and Restated Calavo Growers, Inc. 2020 Equity Incentive Plan (the “Amended Plan”). The Amended Plan was adopted by the Company’s Board of Directors (the “Board”) on February 27, 2025, subject to approval by the stockholders at the annual meeting.

A description of the material terms of the Amended Plan is set forth in Proposal 4 contained in the Company’s definitive proxy statement for the annual meeting filed with the Securities and Exchange Commission on February 28, 2025. The above description of the Amended Plan is qualified in all respects by the full text of the Amended Plan, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 23, 2025, we held the annual meeting of shareholders of Calavo Growers, Inc. At the meeting, the holders of our outstanding common stock acted on the following matters:

(1)   The shareholders voted and elected the following 8 directors, each to serve for a term of one year. Shareholders were entitled to cumulate their votes for directors. Each nominee received the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Farha Aslam	10,418,047	617,792	1,955,374
Marc L.Brown	10,798,726	446,881	1,955,374
Michael A. DiGregorio	10,632,068	406,384	1,955,374
B. John Lindeman	9,803,031	1,235,421	1,955,374
Steven W. Hollister	10,730,022	358,765	1,955,374
Kathleen M. Holmgren	10,750,272	288,181	1,955,374
J. Link Leavens	12,240,872	1,139,835	1,955,374
Adriana Mendizabal	10,558,831	477,008	1,955,374

(2)    The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as our independent accountants for fiscal 2025. Votes cast were as follows:

For	13,192,553
Against	21,705
Abstain	103,883

(3)    The shareholders voted on an advisory basis and approved the compensation of the executive officers of Calavo Growers, Inc. as disclosed in the company’s 2025 proxy statement. Votes cast were as follows:

For	11,187,620
Against	145,713
Abstain	29,434
Broker Non-Votes	1,955,374

(4)    The shareholders voted and approved an amendment and restatement of the Calavo Growers, Inc. 2020 Equity Incentive Plan as disclosed in the company’s 2025 proxy statement. Votes cast were as follows:

For	10,607,635
Against	715,140
Abstain	39,992
Broker Non-Votes	1,955,374

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Amended and Restated Calavo Growers, Inc. 2020 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
April 28, 2025

	By:	/s/ Lecil Cole
Lecil Cole
Chief Executive Officer
(Principal Executive Officer)

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